EXHIBIT 10.3
                                                                    ------------

                   FORM OF SEVERANCE PROTECTION AGREEMENT


         THIS AGREEMENT (the "Agreement"), dated effective as of_____________ ___, 20__ (the "Effective Date") is entered into by and between Buffets, Inc. (the "Company") and the person named on Appendix A attached hereto ("the Employee").

         WHEREAS the Employee desires to obtain certain financial assurances from the Company in the event that employment is terminated under specified circumstances; and

         WHEREAS the Company has agreed to extend remuneration under these circumstances in exchange for the Employee's agreement to certain undertakings and covenants described below.

         NOW THEREFORE, in consideration of the mutual covenants and obligations contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Employee and the Company agree as follows:

                                    ARTICLE I
                              STATEMENT OF PURPOSE

1.1 The purpose of this Agreement is to encourage and motivate the Employee to devote full attention to the performance of the Employee's assigned duties without the distraction of concerns regarding involuntary termination of employment by the Company, its subsidiaries or affiliates. The Company believes it is in its best interests to provide for severance payments and other benefits to the Employee in the event employment is terminated for reasons other than Cause, Disability or on account of death.

                                   ARTICLE II
                                   DEFINITIONS

2.1 "ANNUAL BASE SALARY" shall mean the greater of (a) the Employee's base salary listed on Appendix A attached hereto, or (b) the Employee's highest rate of base salary in effect at anytime within the one-year period prior to the Employee's Date of Termination.

2.2 "CAUSE" shall mean (i) the conviction or pleading of nolo contendere with respect to a felony, or a misdemeanor involving moral turpitude or dishonesty in the conduct of the affairs of the Employer or its Subsidiaries,
(ii) gross negligence or willful misconduct or malfeasance by the Employee in the performance of his or her duties with the Company or any of its subsidiaries or affiliates, (iii) failure by the Employee to obey the lawful directions of superiors to whom the Employee reports, which directions are not materially inconsistent with the Employee's past or present duties and responsibilities, or
(iv) breach of any noncompetition, nonsolicitation or confidentiality requirements to which the Employee is subject, whether or not such agreement or requirement is enforceable under applicable law. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Cause until ten
(10) days after there shall have been delivered to such Employee a written notice setting forth in reasonable detail the particulars forming the basis for such termination. The Employee shall be given the opportunity to be heard by the executive overseeing the Human Resources Department (or, if the Employee reports to that executive, then the CEO) during such ten day period set forth in the notice although such hearing will not toll the ten day notice period or alter the effectiveness of the termination notice unless the designated hearing officer rescinds the employment termination in writing within such ten (10) day period.

2.3 "COBRA" means Section 4980B of the Code and Section 601 et seq. of ERISA, and the proposed or final regulations thereunder.

2.4      "CODE" means the Internal Revenue Code of 1986, as amended.

2.5 "DATE OF TERMINATION" means the last day on which the Employee is actively employed by an Employer.

2.6 "Disability" shall mean any event of disability under the disability insurance plan of the Employer covering the Employee, or if there shall be no such disability plan, then as set forth in any agreement between the Employee and the Employer, or if there shall be no such agreement, then the inability of the Employee to perform his or her duties as an employee of the Company or its Subsidiaries for any period of at least ninety (90) days during any consecutive 12-month period.

2.7 "Employer" means the Company or any subsidiary or corporate affiliate of the Company.

2.8 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

2.9 "PROTECTION PERIOD" means the total number of weeks listed on Appendix A that are used to calculate the Employee's Severance Benefits.

2.10 "RELEASE" means a general release executed by the Employee in the form attached hereto as Appendix B or as the same may be revised from time to time by the Company in its sole and absolute discretion.

2.11 "SEVERANCE BENEFITS" means the severance payments and other benefits described in Sections 3.2. and 3.5.

2.12 "WEEKLY COMPENSATION" means the Employee's Annual Base Salary divided by fifty two (52).

                                   ARTICLE III
                     SEVERANCE PAYMENTS AND RELATED BENEFITS

3.1 ENTITLEMENT TO BENEFITS. If the Employer terminates the Employee's employment for any reason other than Cause, Disability or death, the Employee shall be entitled to Severance Benefits provided the Employee executes a Release at the termination of employment, complies with the provisions set forth in this Agreement.

3.2      SEVERANCE PAYMENTS. If the Employee is eligible for benefits under
Section 3.1, they shall receive payments equal to the Employee's Weekly Compensation multiplied by the number of weeks in the Employee's Protection Period, payable in biweekly installments in accordance with the Employer's regular payroll practices.

3.3 OTHER BENEFITS DISCONTINUED. Except for those fringe benefits listed on Appendix A, if any, no fringe benefits or plans or related payroll deductions, other than those provided pursuant to this Article III (and applicable tax withholding), shall be continued after the Employee's Date of Termination.

3.4 FORFEITURE. Notwithstanding any provision in this Agreement to the contrary, any payment of benefits under this Agreement shall automatically cease in the event the Employee materially breaches the Release or the noncompetition, nonsolicitation or confidentiality provisions to which they are subject with the Company, its subsidiaries or affiliates (and the Employee continues to engage in such conduct after notice from Employer has been received) and the Employer shall be entitled to a full refund from the Employee of any benefits paid to the Employee under this Agreement.

3.5 TAX WITHHOLDING; OTHER SET-OFFS. The Employer may withhold from any amounts payable under this Agreement any federal, state, and local income, excise, employment, or other tax that is required to be withheld pursuant to any applicable law or regulation. Payments hereunder shall not be subject to set off except for bona fide indebtedness or advances owed by the Employee to the Employer.

                                   ARTICLE IV
                               DISPUTE RESOLUTION

4.1 DISPUTE RESOLUTION. Any dispute or controversy arising under or in connection with this Agreement that cannot be mutually resolved by the parties hereto shall be settled exclusively by arbitration in Minneapolis, Minnesota before a single arbitrator, who shall be selected jointly by the Company and the Employee, or, if the Company and the Employee cannot agree on the selection of the arbitrator, shall be selected by the American Arbitration Association (provided that any arbitrator selected by the American Arbitration Association shall not, without the consent of the parties hereto, be affiliated with the Company or the Employee or any of their respective affiliates). Judgment may be entered on the arbitrator's award in any court having jurisdiction. The parties hereby agree that the arbitrator shall be empowered to enter an equitable decree mandating specific enforcement of the terms of the Agreement.


                                    ARTICLE V
                                  NO MITIGATION

5.1 NO MITIGATION. The Employee shall have no duty to mitigate the amounts payable by the Employer under this Agreement by seeking or accepting new employment following the Date of Termination. Except as specifically provided in this Agreement, all amounts payable pursuant to this Agreement shall be paid without reduction regardless of any amounts which may be paid or payable to the Employee as a result of the Employee's employment by another employer.


                                   ARTICLE VI
                              EXCLUSIVITY OF RIGHTS

6.1 WAIVER OF CERTAIN OTHER RIGHTS. If the Employee is entitled to receive Severance Benefits pursuant to Section 3.1 hereof, they shall be deemed to have waived the right to receive severance payments or other severance benefits under any other agreement, plan, program, practice or arrangement of any Employer.


                                   ARTICLE VII
                                  MISCELLANEOUS

7.1 NO ASSIGNABILITY. This Agreement is personal to the Employee and without the prior written consent of the Company shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution.

7.2 PAYMENTS TO BENEFICIARY. If the Employee dies before receiving the amounts to which they are entitled under this Agreement, such amounts shall be paid to the beneficiary designated in writing by the Employee, or if none is so designated, to the Employee's estate.

7.3 NON-ALIENATION OF BENEFITS. The Severance Benefits payable under this Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, before actually being received by the Employee, and any such attempt to dispose of any right to benefits payable under this Agreement shall be void.

7.4 SEVERABILITY. In the event that any provision of this Agreement is determined to be invalid or unenforceable, the remaining terms and conditions of this Agreement shall be unaffected and shall remain in full force and effect. In addition, if any provision is determined to be invalid or unenforceable due to its duration and/or scope, the duration and/or scope of such provision, as the case may be, shall be reduced, such reduction to be to the smallest extent necessary to comply with applicable law, and such provision shall be enforceable, in its reduced form, to the fullest extent permitted by applicable law.

7.5 AMENDMENTS. This Agreement shall not be altered, amended or modified except by written instrument executed by the Company and the Employee.

7.6 NOTICES. Any notice given pursuant to this Agreement to any party hereto shall be deemed to have been duly given when hand delivered or mailed by registered or certified mail, return receipt requested, or by overnight courier, addressed to the Employee at the address listed on Appendix A and to the Company at Buffets, Inc., Attn: General Counsel, 1460 Buffet Way, Eagan, Minnesota 55121, or at such other address as either party shall from time to time designate by written notice, in the manner provided herein, to the other party hereto.

7.7 COUNTERPARTS. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of the Agreement (or its signature page thereof) shall be deemed to be an executed original thereof.

7.8 CAPTIONS. The captions of this Agreement are not part of the provisions hereof and shall have no force and effect.

7.9 PRONOUNS. Masculine pronouns and other words of masculine gender shall refer to both men and women.

7.10 NO WAIVER. A party's failure to insist upon strict compliance with any provision of this Agreement which inures to the benefit of a party shall not be deemed to be a waiver of such provision or any other provision of this Agreement by such party.

7.11 EFFECT OF OTHER AGREEMENTS. To the extent that the Employee is subject to the terms of the Stockholders Agreement between Buffets Holdings, Inc. and its shareholders by nature of (a) Employee's ownership of common stock of Buffets Holdings, Inc., and (b) Employee being afforded severance protection in connection with their common stock investment, then this Agreement shall be void and of no effect and the severance protection otherwise extended to the Employee pursuant to the Stockholder Agreement and its associated exhibits and understandings shall control. CONSISTENT WITH SECTION 6.1 OF THIS AGREEMENT, IT IS THE MUTUAL INTENT OF THE PARTIES TO THIS AGREEMENT THAT THERE BE NO "STACKING" OF SEVERANCE BENEFITS FROM MULTIPLE PROGRAMS OR SOURCES OFFERED BY THE COMPANY, ITS SUBSIDIARIES OR AFFILIATES IN CONNECTION WITH THE EMPLOYEE'S SEPARATION OF EMPLOYMENT FROM THE EMPLOYER, INCLUDING WITH RESPECT TO THE COMPANY'S POLICIES, TRADE PRACTICES, SPECIFIC OR GENERAL PROVISIONS DESCRIBED IN EMPLOYEE'S OFFER OF EMPLOYMENT AND/OR OTHER COMMUNICATIONS, ALL OF WHICH EMPLOYEE WAIVES IN LIEU OF THE TERMS SET FORTH IN THIS AGREEMENT, ALTHOUGH NONE OF THE FOREGOING SHALL LIMIT THE EFFECTIVENESS OF ARTICLE V OF THIS AGREEMENT WITH RESPECT TO INCOME RECEIVED BY THE EMPLOYEE FROM OTHER EXTERNAL SOURCES.

7.12 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Minnesota, without giving effect to conflict-of-laws principles.

7.13 ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter.


         IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the date first set forth above.


BUFFETS, INC.                                   Employee


By: _______________________________             ______________________________

Its: _______________________________

                                   APPENDIX A



NAME OF EMPLOYEE :         ________________________


ADDRESS:                   ________________________


                           ________________________


BASE SALARY:               ________________________


PROTECTION PERIOD:


OTHER BENEFITS:            NONE

                                   APPENDIX B
                                   ----------


(IF THE EMPLOYER TERMINATES THE EMPLOYEE'S EMPLOYMENT FOR ANY REASON OTHER THAN CAUSE, DISABILITY OR DEATH, THE EMPLOYEE SHALL BE ENTITLED TO SEVERANCE BENEFITS TO THE EXTENT DESCRIBED IN THE SEVERANCE PROTECTION AGREEMENT, PROVIDED THE EMPLOYEE EXECUTES A RELEASE AT THE TERMINATION OF EMPLOYMENT, COMPLIES WITH THE PROVISIONS SET FORTH IN THE SEVERANCE PROTECTION AGREEMENT AND ABSENT A REVOCATION OR RESCISSION BY THE EMPLOYEE. THE TERM "RELEASE," FOR PURPOSES OF THIS AGREEMENT, REFERS TO THE COMPANY'S THEN-CURRENT GENERAL RELEASE OF CLAIMS. THE RELEASE WILL INCLUDE PARTICULARS WITH RESPECT TO THE EMPLOYMENT SEPARATION, AND PROVISIONS INTENDED TO RELEASE THE COMPANY FROM LIABILITY TO THE FULLEST EXTENT PERMITTED BY LAW. AS OF THE DATE OF THIS AGREEMENT, THE RELEASE AGREEMENT UTILIZED BY THE COMPANY FOR DEPARTING MANAGEMENT IS SUBSTANTIALLY AS SHOWN BELOW. IT MAY BE REVISED FROM TIME TO TIME BY THE COMPANY IN ITS SOLE AND ABSOLUTE DISCRETION.)


         This Separation Agreement and General Release (this "AGREEMENT") is made between ______ EMPLOYEE ("EMPLOYEE"), ___________________________________ ,
and Buffets, Inc., a corporation, and its subsidiaries and affiliated companies, including but not limited to Buffets Holdings, Inc., HomeTown Buffet, Inc., Tahoe Joe's, Inc., Distinctive Dining, Inc., Restaurant Innovations, Inc., OCB Restaurant Company, LLC. and OCB Purchasing Co., their divisions, names they are conducting business under, their successors and assigns and any organizations in any way related thereto (collectively referred to as "BUFFETS"). For the purposes of this AGREEMENT, EMPLOYEE means EMPLOYEE and such other name he uses, his attorneys, heirs, executors, administrators, assigns and spouse (if applicable).

         (BUFFETS WILL INSERT ADMINISTRATIVE DETAILS WITH RESPECT TO THE SEPARATION OF EMPLOYMENT.)

         REPRESENTATION TO THIRD PARTIES/VENDORS. EMPLOYEE agrees that he will fully disclose to vendors and other outside parties with whom he is in contact, that he is unable to bind or make commitments on behalf of BUFFETS.

         CLAIMS INVOLVING BUFFETS. EMPLOYEE agrees he will not recommend or suggest to any potential claimants, past or present employees, contractors of BUFFETS or its subsidiaries and related companies, their attorneys, or agents that they initiate claims or lawsuits against BUFFETS and/or any of its or their directors, officers, attorneys or agents. EMPLOYEE will also not voluntarily aid, assist, or cooperate with any claimants in any claims or lawsuits now pending or commenced in the future against any of the said entities or individuals. EMPLOYEE will cooperate with BUFFETS in defending any claim being made against BUFFETS involving his employment and/or his activities as an employee of BUFFETS. However, nothing in this paragraph will be construed to prevent EMPLOYEE from providing truthful testimony in response to direct questions asked pursuant to a lawful subpoena in any legal proceedings.

         REFERENCES. EMPLOYEE agrees to direct or cause to be directed all future requests for references concerning his employment to the Human Resources Department of BUFFETS, located at 1460 Buffet Way, Eagan, MN or Buffets, Inc.'s CEO. The Human Resources Department will respond to all future requests for references concerning EMPLOYEE by confirming the dates of his employment with BUFFETS and identifying the last position that he held while working for BUFFETS. EMPLOYEE will direct any references requests beyond the above to Buffets, Inc.'s CEO.

         NON-DISPARAGEMENT. EMPLOYEE agrees not to disparage BUFFETS or make any verbal or written defamatory, false or misleading comments or opinions to others including, but not limited to, third party vendors, brokers or anyone or any entity that he has had contact with while employed by BUFFETS. The parties agree that this provision is a substantial provision of this AGREEMENT. EMPLOYEE agrees that if he violates this provision, he will pay BUFFETS (within ten (10) business days of the violation or when BUFFETS discovers the violation) the sum of ___________________ for each violation, payable in cash or certified check.

         RELEASE OF CLAIMS. EMPLOYEE HEREBY ABSOLUTELY AND UNCONDITIONALLY RELEASES, AND QUITS AND FOREVER DISCHARGES BUFFETS, BUFFETS, INC. AND ITS SUBSIDIARIES, AFFILIATED COMPANIES, DIVISIONS, NAMES IT IS CONDUCTING BUSINESS UNDER, PREDECESSORS, SUCCESSORS, ASSIGNS, ANY ORGANIZATION WHICH IN ANY WAY IS RELATED TO BUFFETS, INC. AND, IT/THEIR, PAST AND PRESENT, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, MEMBERS, INSURERS AND/OR ANY OTHER REPRESENTATIVES OF AND FROM ANY AND ALL CLAIMS, DISPUTES, DEMANDS, ACTIONS, SUITS, CONTRACTS, DEBTS, AGREEMENTS, DAMAGES, INCLUDING ATTORNEY'S FEES, JUDGMENTS, EXECUTIONS, COSTS, EXPENSES AND OTHER LIABILITIES WHATSOEVER, WHETHER LIQUIDATED OR UN-LIQUIDATED, ABSOLUTE OR CONTINGENT, INCLUDING BUT NOT LIMITED TO, CLAIMS FOR BREACH OF CONTRACT, IMPLIED PROMISE, BREACH OF FIDUCIARY DUTY, FORESEEN OR UNFORESEEN, INTERFERENCE WITH CONTRACTUAL RELATIONS, PROMISSORY ESTOPPEL, BREACH OF EMPLOYEE HANDBOOK MANUALS OR POLICIES, ANY OTHER COMMON LAW TORTS, NEGLIGENCE, RETALIATION, DEFAMATION, WHISTLEBLOWER, FAILURE TO PAY WAGES AND/OR BENEFITS, STATUTORY OR ORDINANCE VIOLATIONS, INCLUDING BUT NOT LIMITED TO, THE AMERICANS WITH DISABILITIES ACT, THE REHABILITATION ACT OF 1973, THE MINNESOTA HUMAN RIGHTS ACT, THE WISCONSIN FAIR EMPLOYMENT LAW, THE AGE DISCRIMINATION EMPLOYMENT ACT, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964 AND AS AMENDED BY THE CIVIL RIGHTS ACT OF 1991, THE EMPLOYEE RETIREMENT INCOME AND SECURITY ACT, THE FAIR LABOR STANDARDS ACT, THE NATIONAL LABOR RELATIONS ACT, THE OCCUPATIONAL SAFETY AND HEALTH ACT, THE FAMILY MEDICAL LEAVE ACT, THE OLDER WORKERS BENEFIT PROTECTION ACT, AND ANY OTHER FEDERAL, STATE OR LOCAL LAW(S) OR ORDINANCES, EXCEPT AS SPECIFICALLY EXCLUDED.

         THIS RELEASE SPECIFICALLY EXCLUDES AND EXPLICITLY DOES NOT WAIVE ANY CLAIMS EMPLOYEE MAY HAVE THAT ARISE AFTER HE SIGNS AGREEMENT AND/OR EMPLOYEE'S RIGHTS OR CLAIMS TO (1) ANY PROPERLY PREVIOUSLY-INCURRED, BUT NOT REIMBURSED, BUSINESS EXPENSES AS OF THE DATE HE SIGNS AGREEMENT, (2) COBRA CONTINUATION BENEFITS, (3) ANY 401(K) VESTED BENEFITS MAINTAINED BY BUFFETS, (4) INDEMNIFICATION UNDER THE BY-LAWS OF BUFFETS, THE LAWS OF THE STATE OF MINNESOTA OR ANY OTHER INDEMNIFICATION AGREEMENT COVERING EMPLOYEE OR (5) FILE A CHARGE WITH THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION ("EEOC") AND/OR ANY STATE HUMAN RIGHTS DEPARTMENTS, INCLUDING BUT NOT LIMITED TO THE MINNESOTA DEPARTMENT OF HUMAN RIGHTS, THE WISCONSIN DEPARTMENT OF WORKFORCE DEVELOPMENT, EQUAL RIGHTS DIVISION, CALIFORNIA DEPARTMENT OF FAIR EMPLOYMENT AND HOUSING, OR RELATED AGENCY, OR TO PARTICIPATE IN ANY INVESTIGATION OR PROCEEDING CONDUCTED BY THE EEOC OR ABOVE REFERENCED AGENCIES OR DEPARTMENTS; HOWEVER, HE EXPLICITLY WAIVES ANY RIGHTS TO FILE A PERSONAL LAWSUIT OR TO RECEIVE MONETARY DAMAGES THAT THE EEOC AND/OR ANY HUMAN RIGHTS DEPARTMENT OR AGENCY MAY RECOVER.

         EMPLOYEE HEREBY WAIVES ALL RIGHTS HE MAY HAVE UNDER THE PROVISION OF
SECTION 1542 OF THE CIVIL CODE OF CALIFORNIA, WHICH READS IN PART, "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR." EMPLOYEE UNDERSTANDS THE ABOVE QUOTED LANGUAGE OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, AND KNOWINGLY ENTERS INTO THIS AGREEMENT BECAUSE IT IS HIS INTENTION TO FOREVER DISCHARGE BUFFETS FROM ANY AND ALL CLAIMS, KNOWN OR UNKNOWN, WITH THE EXCEPTION STATED ABOVE.

         COVENANT NOT TO COMPETE, CONFIDENTIALITY AND NON-INDUCEMENT AGREEMENTS. EMPLOYEE has executed various agreements not to compete with BUFFETS, to maintain the confidentiality of BUFFETS' trade secrets and confidential information, and not to hire or solicit the employees of BUFFETS. This AGREEMENT does not alter or affect the enforceability of any of such covenants, which remain in full force and effect.

         NON-ADMISSION. Nothing in this AGREEMENT is intended to be, nor will it be deemed to be, an admission of liability by BUFFETS that it has violated any state or federal statutes or laws, local ordinances, or principles of common law, or that it has engaged in any wrongdoing.

         (BUFFETS WILL INSERT CURRENT PROVISIONS REGARDING STATUTORY REVOCATION AND RESCISSION PERIODS.)

         EFFECT OF REVOCATION OR RESCISSION. EMPLOYEE understands that, if he revokes or rescindes this AGREEMENT, all of BUFFETS' obligations under this AGREEMENT will immediately cease, and BUFFETS will not pay EMPLOYEE any of the money or benefits in this AGREEMENT. In addition, severance benefits as described in this AGREEMENT will be reduced by an amount equal to any payments required to be made under the Workers' Adjustment and Retraining Notification Act (WARN).

         INVALIDITY. In case any one or more of the provisions of this AGREEMENT should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained in this AGREEMENT will not be affected or impaired.

         GOVERNING LAW. This AGREEMENT will be construed and interpreted in accordance with the laws of the State of Minnesota.

         VOLUNTARY AND KNOWING ACTION. EMPLOYEE acknowledges that he has read and understands the terms of this AGREEMENT and voluntarily agrees to all terms and conditions herein. EMPLOYEE further agrees that he has had the right and opportunity to review this AGREEMENT with his own legal counsel. EMPLOYEE is relying upon his legal counsel's advice and/or his own individual counsel or free act; he is not relying on the advice of any other individual or entity.


                  TAKE TIME TO READ AND CAREFULLY CONSIDER THIS
                 AGREEMENT AND ITS PROVISIONS BEFORE SIGNING IT!


Date: _________________________                 ________________________________
                                                Signature

                                                ________________________________
                                                Employee Name


      Before me, _______________________, subscribed and sworn to before me this __________________ date of __________________, 2000, did execute the foregoing release as of said date in the County of _______________, State of
_______________.


(Stamp)
                                                ________________________________
                                                Notary Public



                                                BUFFETS, INC.


Date: _________________________                 _______________________________

                                                By: ___________________________

                                                Its: __________________________